SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2019

ALPHACOM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55315	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Gregorio Luperón #7 Puerto Plata, Dominican Rebublic 829-876-4960
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Current Report

ITEM 4.01.CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)Resignation of independent registered public accounting firm

On April 3, 2019, PLS CPA, a Professional Corporation, (“PLS”) resigned as the independent registered public accounting firm of Alphacom Holdings, Inc. (f/k/a Mitu Resources, Inc.) (the “Company”), and the Board of Directors of the Company accepted the resignation of PLS, effective as of that date.

PLS’s audit reports on the Company’s financial statements as of and for the fiscal years ended March 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports for years ended March 31, 2018 and March 31, 2017 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal years ended March 31, 2018 and 2017, and the subsequent interim periods through April 3, 2019, there were (i) no disagreements between the Company and PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to PLS’s satisfaction, would have caused PLS to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PLS with a copy of the foregoing disclosures and has requested that PLS furnish the Company with a letter addressed to the Securities & Exchange Commission stating whether PLS agrees with the above statements. A copy of PLS’s letter dated April 10, 2019 is filed as Exhibit 16.1 to this Form 8-K.

(b)Engagement of new independent registered public accounting firm

Effective April 15, 2019, the Company engaged Sadler, Gibb & Associates, LLC (“SG”) to serve as the Company’s independent registered public accounting firm.

During the fiscal years ended March 31, 2019 and 2018, and through April 3, 2019, neither the Company nor anyone on its behalf consulted with SG regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number	Description	Filing
16.1	Letter of Agreement dated April 10, 2019	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alphacom Holdings, Inc.
Dated: April 16, 2019
/s/ Simeon Leonardo Reyes Francisco
Mr. Simeon Leonardo Reyes Francisco
President and Chief Executive Officer